Revenues (Tables)	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Schedule of Revenues
	Year ended	Year ended
	December 31,	December 31,
	2023	2022
	$ thousands	$ thousands
Balance, beginning of the period	14,888	12,659
New performance obligations	9,953	6,458
Reclassification to other balance sheet item (*)	(13,800)	-
Reclassification to revenue as a result of satisfying performance obligations	(4,864)	(4,229)

Balance, end of the period	6,177	14,888
Less: long-term portion of deferred revenue	670	11,545

Current portion, end of period	5,507	3,343

(*) Deferred revenue in the amount of $13,800 thousand was reversed against Other non-current assets as a result of a termination of joint development, resulting one-time loss in the amount of $1,199 thousand recorded in the Company’s statement of operation.

Schedule of Remaining Performance Obligations
	2024	2025 and thereafter
Unsatisfied performance obligations	-	670